UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 8, 2004


                                   GEXA CORP.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


           Texas                      0-16179                      76-0670175
______________________________________________________________________
  (State or other jurisdiction       (Commission                  (IRS Employer
        of incorporation)           File Number)             Identification No.)


    20 Greenway Plaza, Suite 600, Houston, Texas                        77046
      (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (713) 470-0400


________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.

     On December 8, 2004, Gexa Corp, (the "Company") entered into the First Amendment to Employment Agreement with David Atiqi, the Company's Vice President of Sales, providing for the grant of option to purchase 120,000 shares of the Company's common stock at a price of $5.51 per share, under the Company's 2004 Stock Incentive Plan. The options will vest as follows:

          o Achievement of specific stock option bonus targets, but not before May 1, 2007

              -   1/3rd vested

          o Achievement of specific stock option bonus targets, but not before May 1, 2008

              -   2/3rds vested

          o Achievement of specific stock option bonus targets, but not before May 1, 2009

              -    100% vested



The option has a term of 10 years from the grant date. The amendment and the Nonstatutory Stock Option Grant Agreement are included as Exhibit 10.1 and
Exhibit 10.2 to this Form 8-K, and the descriptions of the agreements are qualified in their entirely by reference to such Exhibits.

     Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

                  None

     (b) Pro forma financial information.

                  None

     (c) Exhibits.

     10.1 First Amendment to Employment Agreement dated as of December 8, 2004, between Gexa Corp. and David Atiqi.

     10.2 Nonstatutory Stock Option Agreement, dated December 8, 2004, between Gexa Corp. and David Atiqi.



                            [Signature page follows]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GEXA CORP.

Date December 13, 2004
                                         By:    /s/ David K. Holeman
                                              -------------------------------
                                              David K. Holeman
                                              Chief Financial Officer